Exhibit 99.1 INVESTOR PRESENTATION October 2020

Forward-Looking Statements This presentation has been prepared by NeoGenomics, Inc. (“we,” ”us,” “our,” “NeoGenomics” or the “Company”) and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to business, operations, and financial conditions of the Company. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Actual results could differ materially from those projected in the Company’s forward-looking statements due to numerous known and unknown risks and uncertainties. All forward-looking statements speak only as of the date of this presentation and are qualified in their entirety by this cautionary statement. The Company undertakes no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. Non-GAAP Adjusted EBITDA “Adjusted EBITDA” is defined by NeoGenomics as net income from continuing operations before: (i) interest expense, (ii) tax expense, (iii) depreciation and amortization expense, (iv) non-cash stock-based compensation expense, and, if applicable in a reporting period, (v) acquisition and integration related expenses, (vi) non-cash impairments of intangible assets, (vii) and other significant non-recurring or non-operating (income) or expenses, including any debt financing costs. 2

We Are The Leading Oncology Testing Company

Extensive clinical expertise and leading commercial organization with significant scale and scope

120+
MDs and PhDs

2,600+
hospitals and cancer centers served

Global laboratory footprint with 11 locations

~1,000,000
tests per year

~500,000
patients served each year

Clinical Services

Leading oncology reference lab for oncologists, pathologists, and hospitals

Provide both technical and professional laboratory services

Comprehensive oncology test menu including all major testing modalities

Non-competitive partner to customers

Direct national sales force

Pharma Services

Provide comprehensive support from pre-clinical & research discovery through FDA filing, approval & launch preparation

- Biomarker discovery
- Analytical validation
- Clinical validation
- Assay design and development
- Dx Development

Backlog of ~$185MM

Dedicated global sales team

Labs in USA, Europe, and Asia

NEO GENOMICS

3

The Oncology Test Market Is Poised For Growth Estimated 6% to 8% Market Growth Aging population driving cancer incidence Increased survival driving follow-on testing Proliferation and complexity of therapeutic options driving more testing Emerging platforms and tests (NGS, TMB, MSI, MRD, Liquid Biopsy, etc.) driving more test options Burgeoning oncology drug pipeline driving current Pharma Services demand and likely to drive future clinical testing as well 4

Tailwind: Number Of U.S. Cancer Survivors Source: Cancer Epidemiology, Biomarkers & Prevention, July 2016 5

Tailwind: Increasingly Complex Rx Paradigm 6

Tailwind: Burgeoning Oncology Pipeline 160 140 120 100 80 60 40 20 Source: Analyst reports; Cowen Group; EvaluatePharma® 2015 7

We Look To Grow Twice The Market Rate Significant Company Specific Growth Drivers; Guide to Mid-Teens Organic Volume Growth, Long-term 7 Acquisition synergies and strategic benefits 6 Revenue per test 5 initiatives Large, new 4 managed care, IDN, Hospital End-to-end System, 3 positioning Oncology in CDx Practice and 2 Enhanced GPO contracts 1 NGS Global capabilities strategic including Large backlog alliance liquid biopsy of signed with PPD Pharma contracts 8

We Compete Through Focus, Scale and Scope ~$6 Billion Oncology Lab Testing Industry Clinical Reference Labs Pure Play Oncology Reference Labs Niche Oncology Players (with oncology divisions) (comprehensive test menus) (limited test menus) •Comprehensive, multi-modality “one-stop-shop” •Large and advanced somatic cancer test menu •Unparalleled reach into all customer segments •National footprint and extensive payer contracts •Outstanding client service and partnership models •Synergistic Pharma and Clinical businesses 9

Uniquely Positioned: NGS

Next-Generation Sequencing

Broad and deep offering of NGS-based testing across hematologic cancers and solid tumors, including liquid biopsy

EXTENSIVE CAPABILITIES

- 28 NGS-based multi-gene NeoTYPE® tumor profiles
- Highly focused, cancer specific panels
- Wide spectrum pan-cancer profiles
- Tumor Mutational Burden (TMB)
- Microsatellite instability analysis (MSI)
- FDA panel in development

COMPREHENSIVE LIQUID BIOPSY SUITE

- **InVisionFirst- Lung Liquid Biopsy NGS** - 37 gene panel covering all actionable targets in NCCN guidelines for NSCLC
- **NeoLAB® Solid Tumor Liquid Biopsy NGS** - especially well-suited for solid tumors beyond lung cancer
- ***therascreen*® PIK3CA RGQ PCR Kit** - FDA-approved companion diagnostic (CDx) test for PIQRAY® (alpelisib)

INDUSTRY LEADING PROVIDER

- Most accompanied by other non-molecular testing such as PD-L1 and FISH
- Strategic collaboration with Inivata provides highly competitive liquid biopsy option for advanced NSCLC testing

NEO GENOMICS

10

Uniquely Positioned: Companion Diagnostics Ability to take test across continuum Case Study from development, through clinical trials, and into the market CDx capabilities translating into customer wins Wide scale and scope across Pharma and Clinical markets Broad reach to oncologists and pathologists Access to massive quantity of Selected by Participated in One of only Now, leading Merck due to Early Validation three labs to provider of oncology-specific test result data IHC expertise Program for offer PD-L1 clinical PD-L1 Keytruda testing on Day 1 testing 11

Uniquely Positioned: Pharma Services Compelling access Ability to to data and ability to Breadth and Depth Scientific help, develop and Leading identify patients for of Capabilities Leadership launch companion Pathologists clinical trials and diagnostic tests targeted therapy $35MM of new business in 56% year-over-year 39% year-over-year Q3 of 2020 increase in backlog Pharma revenue growth 12

Focused on Customer Satisfaction Net Promoter Score Q2 2020 Clinical Client Survey How likely is it that you would recommend this company to a friend or colleague? Not at all likely Neutral Extremely likely 0 0 1 2 3 4 5 6 7 8 9 10 Detractor Passive Promoter -50 +67 50 NPS 7% 19% 74% -100 100 % Promoters - % Detractors = NPS ( Net Promoter Score) NOTES: 1,423 respondents 28 questions + comments 13

Culture Is At The Core Of All We Do COMMON PURPOSE We save lives by improving patient care. VISION By providing uncompromising quality, exceptional service and innovative solutions, we are becoming the World’s leading cancer testing and information company. VALUES − Quality − Integrity − Accountability − Teamwork − Innovation We are Focused and Genuine 14

Track Record of Growth – Clinical Services Clinical Testing Annual Revenue / Clinical Tests Performed (1) $361 1,200 350 1,000 300 988k 250 $242 800 $210 $203 750k 200 657k 600 150 563k 400 100 $88 $79 $63 $56 200 $40 50 $32 223k 176k 136k 112k 0 57k 76k 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Clinical Testing Revenue ($MM) Clinical Tests Performed 1) Clinical Revenue presented net of bad debt expense to conform with ASC 606 presentation. 2) Base NEO Clinical includes organic clinical revenue and test volume growth and incorporates inorganic contributions from the 2015 acquisition of Clarient (closed Dec. 30th) and the 2018 acquisition of Genoptix (closed Dec. 10th). Base NEO Clinical excludes the impact from Pharma Services and PathLogic (divested on August 1st, 2017). 15

Track Record of Improvement in Cost Per Test $350 $325 $318 $300 $294 $275 $256 $250 $243 $225 $221 $201 $200 $188 $179 $175 $171 $150 2011 2012 2013 2014 2015 2016 2017 2018 2019 Average Cost of Good Sold / Clinical Test 16

Rapidly Growing Pharma Services Business $MMs $200.0 $185.4 57% YoY $172.9 Backlog Growth $147.7 $150.0 $130.4 $118.3 $100.0 38% YoY $50.0 $40.5 $32.8 $34.9 Revenue $27.6 $28.4 Growth $15.0 $16.7 $12.1 $13.5 $13.0 $13.0 $(3.2) $(7.2) $(13.1) $(2.3) $(5.6) $- Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 $(50.0) Revenue Acquired Booked Cancelled or Dormant Ending Backlog The Company defines Dormant Projects as projects with no activity for 12 months or longer that have not officially been cancelled by the Sponsor 17

Investment Highlights Leading pure-play oncology testing company Significant market growth tailwinds Extensive molecular/oncology test menu Leader in immuno-oncology testing Market share gains driven by customer satisfaction Rapidly growing Pharma Services business Track record of profitable growth and cash flow 18

Appendix 19

Balance Sheet, September 30, 2020 (unaudited, in thousands) September 30, 2020 (Unaudited) December 31, 2019 ASSETS Cash and cash equivalents $ 233,233 $ 173,016 Marketable securities, at fair value 50,375 — Accounts receivable, net 103,697 94,242 Inventories 20,643 14,405 Other current assets 14,427 9,075 Total current assets 422,375 290,738 Property and equipment (net of accumulated depreciation of $85,987 and $68,809 respectively) 85,449 64,188 Operating lease right-of-use assets 45,856 26,492 Intangible assets, net 123,353 126,640 Goodwill 210,833 198,601 Restricted cash, non-current 32,003 — Prepaid lease asset 10,142 — Investment in non-consolidated affiliate 25,600 — Other assets 3,817 2,847 TOTAL ASSETS $ 959,428 $ 709,506 LIABILITIES AND STOCKHOLDERS’ EQUITY Accounts payable and other current liabilities $ 56,211 $ 50,091 Short-term portion of financing obligations 3,700 10,432 Short-term portion of operating leases 4,701 3,381 Total current liabilities 64,612 63,904 Convertible senior notes, net 166,440 — Long-term portion of financing obligations 1,399 95,028 Long-term portion of operating leases 43,123 24,034 Other long-term liabilities 3,937 3,566 Deferred income tax liability, net 13,554 15,566 Total long-term liabilities 228,453 138,194 TOTAL LIABILITIES $ 293,065 $ 202,098 TOTAL STOCKHOLDERS’ EQUITY $ 666,363 $ 507,408 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY $ 959,428 $ 709,506 20

Income Statement, September 30, 2020 (unaudited, in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 NET REVENUE: Clinical Services $ 108,733 $ 92,565 $ 275,599 $ 267,757 Pharma Services 16,711 12,107 42,852 34,205 Total revenue 125,444 104,672 318,451 301,962 COST OF REVENUE 71,379 53,840 190,011 155,049 GROSS PROFIT 54,065 50,832 128,440 146,913 Operating expenses: General and administrative 36,128 33,054 107,085 94,773 Research and development 1,964 2,611 6,129 6,407 Sales and marketing 11,304 11,508 34,757 35,048 Total operating expenses 49,396 47,173 147,971 136,228 INCOME (LOSS) FROM OPERATIONS 4,669 3,659 (19,531) 10,685 Interest expense, net 2,458 203 4,825 3,333 Other (income) expense, net (11) (35) (7,639) 5,124 Loss on extinguishment of debt — — 1,400 1,018 Loss on termination of cash flow hedge — — 3,506 — Income (loss) before taxes 2,222 3,491 (21,623) 1,210 Income tax (benefit) expense (335) 1,348 (10,378) (500) NET INCOME (LOSS) $ 2,557 $ 2,143 $ (11,245) $ 1,710 Adjustment to the numerator for convertible notes in diluted EPS (3) NET INCOME (LOSS) 2,557 2,143 (11,245) 1,710 Convertible note accretion, amortization, and interest, net of tax 1,975 — — — NET INCOME (LOSS) USED IN DILUTED EPS $ 4,532 $ 2,143 $ (11,245) $ 1,710 NET INCOME (LOSS) PER SHARE Basic $ 0.02 $ 0.02 $ (0.10) $ 0.02 Diluted $ 0.04 $ 0.02 $ (0.10) $ 0.02 WEIGHTED AVERAGE COMMON SHARES OUTSTANDING Basic 110,461 103,899 107,605 99,149 21 Diluted 119,191 107,880 107,605 102,766

Statements of Cash Flows, September 30, 2020 (unaudited, in thousands) Nine Months Ended September 30, 2020 2019 CASH FLOWS FROM OPERATING ACTIVITIES Net (loss) income $ (11,245) $ 1,710 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 18,705 15,200 Loss on disposal of assets 371 451 Loss on debt extinguishment 1,400 1,018 Loss on termination of cash flow hedge 3,506 — Amortization of intangibles 7,387 7,482 Amortization of debt issue costs 138 323 Amortization of convertible debt discount 2,705 — Non-cash stock-based compensation 7,536 7,727 Non-cash operating lease expense 6,365 3,224 Changes in assets and liabilities, net (41,393) (17,125) Net cash (used in) provided by operating activities $ (4,525) $ 20,010 CASH FLOWS FROM INVESTING ACTIVITIES Purchases of marketable securities (53,396) — Proceeds from sale of marketable securities 3,000 — Purchases of property and equipment (17,591) (13,953) Business acquisition (37,000) — Investment in non-consolidated affiliate (25,600) — Acquisition working capital adjustment — 399 Net cash used in investing activities $ (130,587) $ (13,554) CASH FLOWS FROM FINANCING ACTIVITIES Repayment of revolving credit facility — (5,000) Repayment of equipment financing obligations (4,331) (5,481) Proceeds from term loan — 100,000 Repayment of term loan (97,540) (96,750) Cash flow hedge termination (3,317) — Payments of debt issuance costs — (1,051) Issuance of common stock, net 10,761 10,132 Proceeds from issuance of convertible debt, net of issuance costs 194,466 — Proceeds from equity offering, net of issuance costs 127,293 160,774 Net cash provided by financing activities $ 227,332 $ 162,624 Net change in cash, cash equivalents and restricted cash $ 92,220 $ 169,080 Cash, cash equivalents and restricted cash, beginning of period 173,016 9,811 Cash, cash equivalents and restricted cash, end of period $ 265,236 $ 178,891 Reconciliation of cash, cash equivalents and restricted cash to the Condensed Consolidated Balance Sheets: Cash and cash equivalents $ 233,233 $ 178,891 Restricted cash, non-current 32,003 — Total cash, cash equivalents and restricted cash $ 265,236 $ 178,891 22

Segment Results, September 30, 2020

(unaudited, in thousands)

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	% Change	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019	% Change
Clinical Services:						
Revenue	$ 108,733	$ 92,565	17.5 %	$ 275,599	$ 267,757	2.9 %
Cost of revenue	60,607	47,526	27.5 %	158,287	136,557	15.9 %
Gross profit	$ 48,126	$ 45,039	6.9 %	$ 117,312	$ 131,200	(10.6)%
Gross margin	44.3%	48.7%		42.6%	49.0%	
Pharma Services:						
Revenue	$ 16,711	$ 12,107	38.0 %	$ 42,852	$ 34,205	25.3 %
Cost of revenue	10,772	6,314	70.6 %	31,724	18,492	71.6 %
Gross profit	$ 5,939	$ 5,793	2.5 %	$ 11,128	$ 15,713	(29.2)%
Gross margin	35.5%	47.8%		26.0%	45.9%	

	Three Months Ended September 30, 2020	Three Months Ended September 30, 2019	% Change	Nine Months Ended September 30, 2020	Nine Months Ended September 30, 2019	% Change
Clinical[8]:						
Requisitions (cases) received	147,518	145,312	1.5 %	406,250	427,406	(4.9)%
Number of tests performed	255,458	250,518	2.0 %	710,678	735,165	(3.3)%
Average number of tests/requisitions	1.73	1.72	0.6 %	1.75	1.72	1.7 %
Average revenue/requisition	$ 622	$ 637	(2.4)%	$ 632	$ 626	1.0 %
Average revenue/test	$ 359	$ 369	(2.7)%	$ 361	$ 364	(0.8)%
Average cost/requisition	$ 342	$ 327	4.6 %	$ 361	$ 320	12.8 %
Average cost/test	$ 197	$ 190	3.7 %	$ 206	$ 186	10.8 %

Clinical tests exclude requisitions, tests, revenue and costs of revenue for Pharma Services and COVID-19 PCR tests.

NEO GENOMICS

23

Adjusted EBITDA, September 30, 2020 (unaudited, in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2020 2019 2020 2019 Net income (loss) (GAAP) $ 2,557 $ 2,143 $ (11,245) $ 1,710 Adjustments to net income (loss): Interest expense, net 2,458 203 4,825 3,333 Income tax (benefit) expense (335) 1,348 (10,378) (500) Amortization of intangibles 2,468 2,380 7,387 7,482 Depreciation 6,528 4,848 18,705 15,200 EBITDA (non-GAAP) $ 13,676 $ 10,922 $ 9,294 $ 27,225 Further adjustments to EBITDA: Acquisition and integration related expenses 446 334 1,852 2,143 Other significant non-recurring (income) expenses (4) (105) 364 (2,100) 6,527 Non-cash stock-based compensation expense 2,715 3,275 7,536 7,727 Adjusted EBITDA (non-GAAP) $ 16,732 $ 14,895 $ 16,582 $ 43,622 24

COMPASS® and CHART® COMPASS: comprehensive, hematopathologist- directed, integrated assessment report • Customized workflow on each patient case to provide a disease-specific evaluation based on up- to-date guidelines • Actionable diagnosis in a one- page correlation report • Consultation with assigned hematopathologist available on every case • Notification of acute cases and unexpected diagnoses within 24 hours CHART: a longitudinal report including a consultative review and correlation with relevant prior findings by a NeoGenomics Hematopathologist, used to: • Monitor response to therapy • Determine disease progression • Evaluate clonal evolution • Assess residual disease 25

© 2020 NeoGenomics Laboratories, Inc. All Rights Reserved. All other trademarks are the property of their respective owners InVisionFirst®-Lung is a trademark of Inivata Limited therascreen® is a trademark of QIAGEN N.V. PIQRAY® is a trademark of Novartis International AG KEYTRUDA® is a trademark of Merck & Co., Inc.